                                                                Exhibit (m)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $13,612.30
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,023.93
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $175.00
- Monthly Deduction***                   $461.72
- Mortality & Expense Charge****         $126.88
+ Hypothetical Rate of Return*****     ($148.03)
                                       ---------
=                                        $13,612 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                    COI
           -----                    ---

             1                   $38.43
             2                   $38.44
             3                   $38.45
             4                   $38.46
             5                   $38.46
             6                   $38.47
             7                   $38.48
             8                   $38.49
             9                   $38.50
            10                   $38.51
            11                   $38.51
            12                   $38.52

            Total               $461.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------

             1             ($12.64)
             2             ($12.58)
             3             ($12.53)
             4             ($12.47)
             5             ($12.42)
             6             ($12.36)
             7             ($12.31)
             8             ($12.25)
             9             ($12.20)
            10             ($12.15)
            11             ($12.09)
            12             ($12.04)

         Total            ($148.03)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $13,612.30
- Year 5 Surrender Charge             $2,703.00
                                      ---------
=                                       $10,909 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $16,369.16
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4    $12,856.84
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $458.06
- Mortality & Expense Charge****        $143.42
+ Hypothetical Rate of Return*****      $788.79
                                        -------
=                                       $16,369 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $38.18
             2               $38.18
             3               $38.18
             4               $38.18
             5               $38.17
             6               $38.17
             7               $38.17
             8               $38.17
             9               $38.17
            10               $38.16
            11               $38.16
            12               $38.16

            Total           $458.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $65.39
             2                $65.45
             3                $65.51
             4                $65.57

             5                $65.64
             6                $65.70
             7                $65.76
             8                $65.83
             9                $65.89
            10                $65.95
            11                $66.02
            12                $66.08

            Total            $788.79

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $16,369.16
- Year 5 Surrender Charge             $2,703.00
                                      ---------
=                                       $13,666 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $19,603.85
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $14,923.14
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $175.00
- Monthly Deduction***                   $453.86
- Mortality & Expense Charge****         $162.05
+ Hypothetical Rate of Return*****     $1,971.63
                                       ---------
=                                        $19,604 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $37.90
             2               $37.89
             3               $37.88
             4               $37.86
             5               $37.85
             6               $37.83
             7               $37.82
             8               $37.80
             9               $37.78
            10               $37.77
            11               $37.75
            12               $37.74

            Total           $453.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $158.97
             2               $159.92
             3               $160.87
             4               $161.82
             5               $162.79
             6               $163.76
             7               $164.75
             8               $165.74
             9               $166.73
            10               $167.74
            11               $168.76
            12               $169.78

         Total             $1,971.63

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,603.85
- Year 5 Surrender Charge             $2,703.00
                                      ---------
=                                       $16,901 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $97,966.99
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $79,431.25
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $3,236.50
- Mortality & Expense Charge****         $912.81
+ Hypothetical Rate of Return*****   ($1,064.95)
                                     -----------
=                                        $97,967 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $269.37
             2              $269.43
             3              $269.49
             4              $269.55
             5              $269.62
             6              $269.68
             7              $269.74
             8              $269.80

             9              $269.86
            10              $269.93
            11              $269.99
            12              $270.05

         Total            $3,236.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($90.86)
             2              ($90.48)
             3              ($90.09)
             4              ($89.70)
             5              ($89.32)
             6              ($88.93)
             7              ($88.55)
             8              ($88.17)
             9              ($87.78)
            10              ($87.40)
            11              ($87.02)
            12              ($86.64)

         Total           ($1,064.95)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $97,966.99
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $77,127 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $117,815.18
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $92,630.46
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,208.71
- Mortality & Expense Charge****      $1,031.87
+ Hypothetical Rate of Return*****    $5,675.31
                                      ---------
=                                      $117,815 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $267.49
             2              $267.47
             3              $267.45
             4              $267.44
             5              $267.42
             6              $267.40
             7              $267.38
             8              $267.37
             9              $267.35
            10              $267.33
            11              $267.32
            12              $267.30

         Total            $3,208.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $470.30
             2               $470.77
             3               $471.25
             4               $471.73
             5               $472.21
             6               $472.69
             7               $473.17
             8               $473.66
             9               $474.15
            10               $474.64
            11               $475.13
            12               $475.62

            Total          $5,675.31

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $117,815.18
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                      $96,975 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $141,104.65
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $107,510.34
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $3,176.81
- Mortality & Expense Charge****       $1,166.07
+ Hypothetical Rate of Return*****    $14,187.19
                                      ----------
=                                       $141,105 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

                 1          $265.37
                 2          $265.25
                 3          $265.14
                 4          $265.03
                 5          $264.91
                 6          $264.80
                 7          $264.68
                 8          $264.56
                 9          $264.45
                10          $264.33
                11          $264.21
                12          $264.08

             Total        $3,176.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             $1,143.56
             2             $1,150.41
             3             $1,157.31
             4             $1,164.27
             5             $1,171.29
             6             $1,178.36
             7             $1,185.49
             8             $1,192.68
             9             $1,199.93
            10             $1,207.24
            11             $1,214.60

            12             $1,222.03

         Total            $14,187.19

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $141,104.65
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                      $120,265 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $12,564.09
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $10,211.68
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $175.00
- Monthly Deduction***                   $716.21
- Mortality & Expense Charge****         $118.33
+ Hypothetical Rate of Return*****     ($138.05)
                                       ---------
=                                        $12,564 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $52.10
             2                $52.12
             3                $52.13

             4                $52.15
             5                $52.16
             6                $52.18
             7                $52.19
             8                $52.21
             9                $52.22
            10                $52.24
            11                $52.25
            12                $52.27

         Total               $626.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($11.90)
             2              ($11.83)
             3              ($11.75)
             4              ($11.68)
             5              ($11.61)
             6              ($11.54)
             7              ($11.47)
             8              ($11.40)
             9              ($11.32)
            10              ($11.25)
            11              ($11.18)
            12              ($11.11)

         Total             ($138.05)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,564.09
- Year 5 Surrender Charge             $2,703.00
                                      ---------
=                                        $9,861 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,162.94
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,946.49
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $711.54
- Mortality & Expense Charge****        $134.00
+ Hypothetical Rate of Return*****      $736.98
                                        -------
=                                       $15,163 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $51.79
             2               $51.79
             3               $51.79
             4               $51.79
             5               $51.79
             6               $51.79
             7               $51.80
             8               $51.80
             9               $51.80
            10               $51.80
            11               $51.80
            12               $51.80

         Total              $621.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $61.61
             2                $61.58
             3                $61.54
             4                $61.51
             5                $61.47
             6                $61.43
             7                $61.40
             8                $61.36
             9                $61.32
            10                $61.29
            11                $61.25
            12                $61.21

            Total            $736.98

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,162.94
- Year 5 Surrender Charge             $2,703.00
                                      ---------
=                                       $12,460 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $18,217.62
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,905.07

+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $175.00
- Monthly Deduction***                   $706.17
- Mortality & Expense Charge****         $151.68
+ Hypothetical Rate of Return*****     $1,845.40
                                       ---------
=                                        $18,218 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $51.43
             2               $51.41
             3               $51.40
             4               $51.38
             5               $51.37
             6               $51.36
             7               $51.34
             8               $51.33
             9               $51.31
            10               $51.29
            11               $51.28
            12               $51.26

            Total           $616.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $149.90
             2               $150.59
             3               $151.28
             4               $151.98
             5               $152.68

             6               $153.39
             7               $154.11
             8               $154.83
             9               $155.56
            10               $156.29
            11               $157.03
            12               $157.77

            Total          $1,845.40

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $18,217.62
- Year 5 Surrender Charge             $2,703.00
                                      ---------
=                                       $15,515 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $86,142.28
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $70,303.03
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $6,141.75
- Mortality & Expense Charge****         $816.46
+ Hypothetical Rate of Return*****     ($952.54)
                                       ---------
=                                        $86,142 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $503.35
             2              $503.52
             3              $503.70
             4              $503.88
             5              $504.05
             6              $504.23
             7              $504.40
             8              $504.58
             9              $504.75
            10              $504.92
            11              $505.10
            12              $505.27

            Total         $6,051.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($82.59)
             2              ($82.00)
             3              ($81.42)
             4              ($80.83)
             5              ($80.25)
             6              ($79.67)
             7              ($79.08)
             8              ($78.50)
             9              ($77.92)
            10              ($77.34)
            11              ($76.76)
            12              ($76.18)

            Total          ($952.54)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $86,142.28
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $65,302 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $104,222.72
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $82,400.97
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $6,094.50
- Mortality & Expense Charge****         $925.83
+ Hypothetical Rate of Return*****     $5,092.08
                                       ---------
=                                       $104,223 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $500.14
             2              $500.18
             3              $500.23
             4              $500.27
             5              $500.31
             6              $500.35
             7              $500.40
             8              $500.44


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             9              $500.48
            10              $500.52
            11              $500.57
            12              $500.61

            Total         $6,004.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $427.89
             2               $427.25
             3               $426.61
             4               $425.97
             5               $425.33
             6               $424.68
             7               $424.03
             8               $423.38
             9               $422.72
            10               $422.07
            11               $421.41
            12               $420.74

            Total          $5,092.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $104,222.72
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $83,383 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.


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Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,498.88
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $96,071.12
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $6,040.11
- Mortality & Expense Charge****       $1,049.36
+ Hypothetical Rate of Return*****    $12,767.24
                                      ----------
=                                       $125,499 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $496.52
             2              $496.40
             3              $496.28
             4              $496.16
             5              $496.03
             6              $495.91
             7              $495.79
             8              $495.66
             9              $495.53
            10              $495.41
            11              $495.28
            12              $495.15

            Total         $5,950.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:


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           Month            Interest
           -----            --------

             1             $1,041.62
             2             $1,045.57
             3             $1,049.54
             4             $1,053.56
             5             $1,057.60
             6             $1,061.68
             7             $1,065.79
             8             $1,069.94
             9             $1,074.12
            10             $1,078.34
            11             $1,082.59
            12             $1,086.88

            Total         $12,767.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $125,498.88
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $104,659 (rounded to the nearest dollar)